CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this registration statement of SCNV Acquisition Corp., filed on Form SB-2 Amendment No. 1 (No. 333-43955).



                                        /s/ Luboshitz, Kasierer & Co.



New York, New York
March 23, 1998